UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23904

AMG PANTHEON CREDIT SOLUTIONS FUND

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2024 – September 30, 2024

(Semi-Annual Shareholder Report)

Item 1. Reports to Shareholders

(a)

SEMI-ANNUAL FINANCIAL STATEMENTS

AMG Funds September 30, 2024 AMG Pantheon Credit Solutions Fund Class I: PCSJX | Class S: PCSZX

wealth.amg.com	093024 SAR091

AMG Funds Semi-Annual Financial Statements — September 30, 2024 (unaudited)

TABLE OF CONTENTS	PAGE

CONSOLIDATED FUND PERFORMANCE	2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Portfolio Investments	3

Consolidated Statement of Assets and Liabilities	6

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Consolidated Statement of Operations	8

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Consolidated Statement of Changes in Net Assets	9

Detail of changes in assets for the past fiscal period

Consolidated Statement of Cash Flow	10

Details of cash movements during the fiscal period

Consolidated Financial Highlights	11

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Consolidated Financial Statements	13

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

OTHER TAX INFORMATION	21

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT	22

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Consolidated Fund Performance (unaudited) Period ended September 30, 2024

The table below shows the average annual total returns for the Fund and Morningstar® LSTA US Leveraged Loan Index for the same time period ended September 30, 2024.

1  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

2  The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. Unlike the Fund, the Morningstar® LSTA US Leveraged Loan Index is not available for investment and does not incur expenses.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Average Annual Total Returns[1]	Since Inception*	Inception Date
AMG Pantheon Credit Solutions Fund
Class I	4.50%	05/31/24
Class S	5.40%	04/30/24
Morningstar® LSTA US Leveraged Loan Index[2]	3.36%	04/30/24†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

† Date reflects inception date and commencement of investment operations of the Fund, not the Index.
* Not annualized

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (unaudited) September 30, 2024

	Initial Acquisition Date	Par Value/Shares	Value	Percent of Net Assets
Common Stock - Private - 1.6%
CF BYD Co-Investment Holdings LP (Industrials) (a),*	08/08/2024	5,965,132	$6,606,014	1.6%
Direct Private Co-investments - 4.2%
Franklin Madison (Financials) (3 month SOFR + 6.000%), 10.830%, May 21, 2029(a),(b),*	05/21/2024	3,167,116	3,140,272	0.7%
PurFoods, LLC (Consumer Staples) (3 month SOFR + 5.250%), 10.210%, November 13, 2024(a),(b),*	07/24/2024	4,022,785	4,152,724	1.0%
Transcendia, Inc. (Materials) (3 month SOFR + 6.500%), 11.809%, November 24, 2029(a),(b),*	05/24/2024	6,739,000	6,370,562	1.5%
WildBrain, Ltd. (Communication Services) (SOFR + 6.000%), 10.960%, October 23, 2024(a),(b),*	07/23/2024	4,078,633	4,028,369	0.9%
WildBrain, Ltd. Revolver (Communication Services) (SOFR + 6.000%), 10.960%, October 23, 2024(a),(b),*	07/23/2024	228,976	224,690	0.1%
Total Direct Private Co-investments			17,916,617	4.2%
Primary Private Investment Funds - 9.9%
Audax Senior Loan Fund I, L.P. *	06/28/2024	(c)	42,278,816	9.9%
Secondary Private Investment Funds - 18.3%
Guggenheim Private Debt Aggregation - A Feeder, L.P. *	05/30/2024	(c)	43,803,096	10.3%
Tree Line Direct Lending Fund II *	07/02/2024	(c)	34,154,470	8.0%
Total Secondary Private Investment Funds			77,957,566	18.3%
Short-Term Investments - 53.6%
Other Investment Companies - 53.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.88%(d),(e)		227,884,237	227,884,237	53.6%
Total Investments - 87.6%
(Cost $362,558,341)			372,643,250	87.6%
Other Assets, less Liabilities - 12.4%			52,781,042	12.4%
Net Assets - 100.0%			$425,424,292	100.0%

(a)	Security’s value was determined by using significant unobservable inputs.

(b)

Variable rate security. The rate shown is based on the latest available information as of September 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Investment does not issue shares.

(d)	Yield shown represents the September 30, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
(e)	A copy of the security’s annual report to shareholders may be obtained without charge on the SEC’s website (http://www.sec.gov).

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of September 30, 2024, the aggregate cost of each investment restricted to resale was $6,000,000, $3,103,443, $4,022,785, $6,610,615, $4,087,556, $220,053, $40,000,000, $40,094,932, and $30,534,720, respectively, totaling $134,700,682.

SOFR Secured Overnight Financing Rate

Cost of Investments by asset type is as follows:

Common Stock - Private	$6,000,000

Direct Private Co-investments	18,044,452

Primary Private Investment Funds	40,000,000

Secondary Private Investment Funds	70,629,652

Short-Term Investments	227,884,237

Total Investments	$362,558,341

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2024:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total

Investments

Common Stock - Private	—	—	$6,606,014	—	$6,606,014

Direct Private Co-investments	—	—	17,916,617	—	17,916,617

Primary Private Investment Funds	—	—	—	$42,278,816	42,278,816

Secondary Private Investment Funds	—	—	—	77,957,566	77,957,566

Short-Term Investments	$227,884,237	—	—	—	227,884,237

Total Investments	$227,884,237	—	$24,522,631	$120,236,382	$372,643,250

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at September 30, 2024:

	Common Stock - Private	Direct Private Co-investments
Balance as of May 1, 2024 (Commencement of Investment Operations)	—	—

Purchases	$6,000,000	$17,970,422

Sales & Distributions	—	(26,578)

Accrued discounts (premiums)	—	100,608

Realized Gain (Losses)	—	—

Net change in unrealized appreciation/depreciation	606,014	(127,835)

Transfers in to Level 3	—	—

Transfers out of Level 3	—	—

Balance as of September 30, 2024	$6,606,014	$17,916,617

Net change in unrealized appreciation/depreciation on investments still held at September 30, 2024
	$606,014	$(127,835)

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of September 30, 2024. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

		Quantitative Information about Level 3 Fair Value
			Measurements

	Fair Value as of September 30, 2024	Valuation Technique(s)	Unobservable Input(s)	Range	Median	Impact to Valuation from an Increase in Input(a)

Common Stock - Private	$6,606,014	Recent Transactions	Transaction Price	N/A	1.01	Increase

Direct Private - Co-investments	9,510,834	Recent Transactions	Transaction Price	97.9% - 99.5%	98.75%	Increase

	8,405,783	Discount Cash Flow	Discount Rate	11.1% - 11.5%	11.3%	Decrease

	$24,522,631

(a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (unaudited) September 30, 2024

AMG Pantheon Credit Solutions Fund

Assets:

Investments at value[1]	$372,643,250

Investments in advance	52,877,243

Dividend and interest receivables	1,321,898

Receivable for Fund shares sold	7,592

Receivable from affiliate	114,316

Deferred offering costs	263,537

Prepaid expenses and other assets	59,763

Total assets	427,287,599

Liabilities:

Payable for Fund shares repurchased	608,949

Payable to Affiliate	428,332

Accrued expenses:

Investment advisory and management fees	400,061

Administrative fees	69,576

Other	356,389

Total liabilities	1,863,307

Commitments and Contingencies (Notes 2, 3 & 5)

Net Assets	$425,424,292

[1] Investments at cost	$362,558,341

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (continued)

AMG Pantheon Credit Solutions Fund

Net Assets Represent:

Paid-in capital	$411,301,178

Total distributable earnings	14,123,114

Net Assets	$425,424,292

Class I:

Net Assets	$104,500

Shares outstanding	10,000

Net asset value, offering and redemption price per share	$10.45

Class S:

Net assets	$425,319,792

Shares outstanding	40,349,984

Net asset value, offering and redemption price per share	$10.54

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Operations (unaudited) For the period ended September 30, 2024

AMG Pantheon Credit Solutions Fund[1]

Investment Income:

Dividend income	$4,830,180

Interest income	668,697

Total investment income	5,498,877

Expenses:

Investment advisory and management fees	1,286,329

Administrative fees	223,710

Distribution fees - Class I	84

Organizational costs	321,808

Professional fees	261,536

Amortization of offering costs	178,786

Valuation fees	100,479

Trustee fees and expenses	50,239

Custodian fees	42,537

Registration fees	13,483

Reports to shareholders	10,528

Transfer agent fees	9,986

Miscellaneous	71,675

Total expenses before offsets	2,571,180

Expense reimbursements	(366,920)

Fee waivers	(594,271)

Distribution fees waiver - Class I	(84)

Net expenses	1,609,905

Net investment income	3,888,972

Net Realized and Unrealized Gain:

Net change in unrealized appreciation/depreciation on investments	10,084,909

Net realized and unrealized gain	10,084,909

Net increase in net assets resulting from operations	$13,973,881

1 Commencement of operations was April 1, 2024.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Changes in Net Assets For the period ended September 30, 2024 (unaudited)

AMG Pantheon Credit Solutions Fund

September 30, 2024[1]
Increase in Net Assets Resulting From Operations:

Net investment income	$3,888,972

Net change in unrealized appreciation/depreciation on investments	10,084,909

Net increase in net assets resulting from operations	13,973,881

Capital Share Transactions:[2]

Net increase from capital share transactions	411,450,411

Total increase in net assets	425,424,292

Net Assets:

Beginning of period	—

End of period	$425,424,292

1 Commencement of operations was April 1, 2024.

2 See Note 1(h) of the Notes to Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Cash Flows (unaudited) For the period ended September 30, 2024

AMG Pantheon
Credit
Solutions Fund[1]

Cash Flows Provided By Operating Activities:
Net increase in net assets resulting from operations	$13,973,881

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation (depreciation) on investments	(10,084,909)
Net amortization of premium (accretion of discount)	(100,608)
Purchases of investments (including investments in advance of $52,877,243)	(187,477,317)
Net purchases of short-term investments	(227,884,237)
Proceeds from sales principal repayments	26,578
Increase in dividend and interest receivables	(1,321,898)
Increase in receivable from affiliate	(114,316)
Increase in deferred offering costs	(263,537)
Increase in prepaid expenses and other assets	(59,763)
Increase in payable to affiliate	428,332
Increase in investment advisory and management fees payable	400,061
Increase in administrative fees payable	69,576
Increase in other accrued expenses	356,389
Net cash used in operating activities	(412,051,768)

Cash Flows from Financing Activities:
Proceeds from capital shares transactions (net of receivable for fund shares sold of $7,592)	412,051,789
Disbursements from capital shares transactions (net of payable for fund shares repurchased of $608,949)	(21)
Net cash provided by financing activities	412,051,768
Net increase in cash	—

Cash:
Beginning of period	—

End of period	—

[1] Commencement of operations was April 1, 2024.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal
period ended
September 30, 2024[1]
Class I	(unaudited)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.11

Net realized and unrealized gain on investments	0.34

Total income from investment operations	0.45

Net Asset Value, End of Period	$10.45

Total Return[3,4]	4.50%[5]

Ratio of net expenses to average net assets	1.44%[6]

Ratio of gross expenses to average net assets[7]	2.45%[6,8]

Ratio of net investment income to average net assets[3]	3.12%[6]

Portfolio turnover	0%[5,9]

Net assets end of period (000’s) omitted	$105

[1]	Commencement of investment operations was June 3, 2024.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Financial Statements.)

[8]	Ratio does not reflect the annualization of audit fees and organizational costs.

[9]	Less than 0.005%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

For the fiscal
period ended
September 30, 2024[1]
Class S	(unaudited)

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income2, [3]	0.15

Net realized and unrealized gain on investments	0.39

Total income from investment operations	0.54

Net Asset Value, End of Period	$10.54

Total Return[3,4]	5.40%[5]

Ratio of net expenses to average net assets	1.44%[6]

Ratio of gross expenses to average net assets[7]	2.08%[6,8]

Ratio of net investment income to average net assets[3]	3.49%[6]

Portfolio turnover	0%[5,9]

Net assets at end of period (000’s omitted)	$425,424

1 Commencement of investment operations was May 1, 2024.

2 Per share numbers have been calculated using average shares.

3 Total returns and net investment income would have been lower had certain expenses not been offset.

4 The total return is calculated using the published Net Asset Value as of period end.

5 Not annualized.

6 Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Financial Statements.)

8 Ratio does not reflect the annualization of audit fees and organizational costs.

9 Less than 0.005%.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Consolidated Financial Statements (unaudited) September 30, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Credit Solutions Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund operates as an interval fund and continuously offers its shares of beneficial interest (“Shares”). The Fund commenced operations on April 1, 2024, and commenced investment operations on May 1, 2024.

The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments, investments in private credit investment funds (private funds that are excluded from the definition of “investment company” under the 1940 Act), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, nonperforming loans, convertible securities, preferred securities, private and public business development companies, mutual funds or exchange traded funds that invest in credit securities, collateralized loan obligations, collateralized debt obligations, mezzanine debt and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed private credit investment funds (“Investment Funds”) managed by unaffiliated asset managers; (ii) investments in assets issued by private companies; and (iii) investments alongside Investment Funds in assets issued primarily by private companies. The Fund’s investments will primarily be acquired through privately negotiated transactions.

The Fund has established Class M Shares, Class I Shares and Class S Shares, of which Class I and Class S Shares are currently offered. Sales of Class M Shares will incur a sales load up to 3.50%. The Share classes generally have identical voting rights, but each Share class may vote separately when required by law. Different Share classes may have a different NAV per Share to the extent the Share classes pay different distribution amounts and/or the expenses of such Share classes differ. Each Share class has its own expense structure.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.

a. BASIS OF CONSOLIDATION

The accompanying consolidated financial statements of the Fund include the accounts of AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Credit Solutions Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Fund and are organized as Delaware limited liability companies. The Subsidiaries were established on June 14, 2024. The Subsidiaries have the same investment objectives and strategies as the Fund, and like the Fund are managed by Pantheon Ventures (US) LP (“Pantheon” or the “Investment Manager”). The Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of September 30, 2024, the Corporate Subsidiary and Lead Fund held no investments and each had net assets of $100, which equate to less than 1% of the Fund’s consolidated net assets.

b. VALUATION OF INVESTMENTS

The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board.

Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Investments in open-end registered investment companies are valued at their end of day NAV per share.

Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.

The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimated valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund). Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments

Notes to Consolidated Financial Statements (continued)

made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.

The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

c. SECURITY TRANSACTIONS

Security transactions are recorded as of the date the Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. Monies paid by the Fund in advance of the closing date of a private debt investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investments in advance.

d. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from private credit investment funds occur at irregular intervals and the exact timing of distribution from private credit investment funds cannot be determined. The classification of income received from private credit investment funds is based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

e. DIVIDENDS AND DISTRIBUTIONS

Commencing December 2024, the Fund distributions resulting from net investment income will be declared and paid quarterly. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes

Notes to Consolidated Financial Statements (continued)

(U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2024, the Fund’s tax year end, the Fund had permanent differences relating to tax adjustments of offering costs. The Fund had temporary differences relating to organization costs and the tax treatment of investments in certain partnerships.

For the period ending September 30, 2024, the Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily related to non-deductible offering costs paid as a decrease to Paid-In Capital of $(149,233) and increase to Distributable Earnings of $149,233.

For US Federal Income Tax Purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. There were no distributions paid for the tax period ended September 30, 2024.

At September 30, 2024, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$3,005,360

Other accumulated losses	(24,067)

Net unrealized appreciation (depreciation) from investments	11,141,821

Total distributable earnings	$14,123,114

The following table sets forth the tax cost basis and the estimated aggregate gross unrealized gain (loss) on investments for federal income tax purposes as of and for the tax period ended September 30, 2024:

Cost	Appreciation	Depreciation	Net Appreciation

$361,501,429	$11,463,002	$(321,181)	$11,141,821

f. FEDERAL TAXES

The Fund intends to qualify as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of September 30, 2024, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. The Lead Fund’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income and net capital gain.

The consolidated financial statements include the Corporate Subsidiary, which is subject to federal and state income taxes. As of September 30, 2024, the Corporate Subsidiary did not commence investment operations and did not accrue corporate income taxes.

The Corporate Subsidiary did not hold any investments and no provision for income taxes was recorded by the Corporate Subsidiary for the period ended September 30, 2024.

If the Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its shareholders, and all distributions out of income and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

g. CAPITAL LOSS CARRYOVERS AND DEFERRALS

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. For the period ended September 30, 2024, the Fund did not record any capital losses.

Notes to Consolidated Financial Statements (continued)

h. CAPITAL STOCK

The Fund’s Amended and Restated Agreement and Declaration of Trust authorizes an issuance of an unlimited number of Shares, with a par value of $0.001, unless otherwise determined by the Trustees in connection with the creation and establishment of a Share class. The Fund records sales and repurchases of its capital stock on the trade date.

For the period ended September 30, 2024, the Fund’s capital share transactions were as follows:

	September 30, 2024

	Shares	Amount

Class I:[1]

Shares sold	10,000	$100,000

Class S:[2]

Proceeds from sale of shares	40,407,761	$411,959,381

Cost of shares repurchased	(57,777)	(608,970)

Net increase	40,359,984	$411,450,411

1  Commencement of operations was June 3, 2024.

2  Commencement of operations was April 1, 2024.

REPURCHASE OFFERING:

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements, pursuant to Rule 23c-3 under the 1940 Act. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, subject to certain exceptions.

On September 3, 2024, the Fund commenced a Repurchase Offer pursuant to which it repurchased 2,020,852 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on September 30, 2024. On September 30, 2024, the Pricing Date, the Fund repurchased 57,775 Class S Shares at $10.54 NAV per Share for $608,950, which equated to 0.14% of the net assets of Class S Shares of the Fund.

i. CASH

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian.

j. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager paid organizational costs of $321,808 and offering costs of $442,323 on behalf of the Fund amounting to $764,131, which will be repaid by the Fund for the full amount thereof. Organizational costs were expensed in full during the fiscal period ended September 30, 2024. All offering costs were deferred and are being amortized on the straight-line method over a period of one year from the commencement of investment operations. The Fund expensed $178,786 of offering costs during the fiscal period ended September 30, 2024. The amount of organizational and offering costs owed by the Fund to the Investment Manager is reflected as Payable to Affiliate on the Consolidated Statement of Assets and Liabilities.

Notes to Consolidated Financial Statements (continued)

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager.

INVESTMENT MANAGEMENT FEE: Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund, the Corporate Subsidiary, and the Lead Fund. Pursuant to the Investment Management Agreement, each of the Fund, the Corporate Subsidiary, and the Lead Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.15% on an annualized basis of such fund’s average daily Managed Assets (defined below). The Investment Management Fee will be paid by the Fund to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. The Investment Manager has contractually agreed to waive 0.50% of the Investment Management Fee payable by the Fund for a period of one year following the Fund’s commencement of investment operations. Managed Assets means the total assets of the Fund, the Corporate Subsidiary, or the Lead Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments.

The Investment Manager has agreed to waive the portion of the investment management fee that the Investment Manager otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Investment Manager under each Subsidiary’s investment management agreement. For the period ended September 30, 2024, the Fund did not waive investment management fees as the Subsidiaries had not commenced investment operations.

INCENTIVE FEE: The Investment Manager will be entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means the Fund’s and each Subsidiary’s interest income (inclusive of accrued interest and other non-cash interest features, including original issue discount), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee.

The “catch-up” provision is intended to provide the Investment Manager with an Incentive Fee of 10% on pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with U.S. GAAP) in any fiscal quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to the Investment Manager if the Fund’s pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•

All pre-incentive fee net investment income attributable to the Class (if any), expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, that exceeds the hurdle rate but is less than or equal to 1.667% (the “catch-up”) is payable to the Investment Manager; and

•

For any fiscal quarter in which pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the catch-up, 10% is payable to the Investment Manager.

For the period ended September 30, 2024, the Fund did not incur incentive fees payable.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT:

The Investment Manager has entered into an Amended and Restated Expense Limitation and Reimbursement Agreement with the Fund and the Subsidiaries under which the Investment Manager will waive fees that it would otherwise have been paid and/or assume expenses of the Fund and the Subsidiaries, in order to ensure that the Fund’s total annual operating expenses and each Subsidiary’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the average daily net assets attributable to the Fund and Subsidiaries (the “Expense Limit”). “Excluded Expenses” include (a) the management fee and incentive fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of private funds, special purpose vehicles and co-investments in portfolio companies in which the Fund, a Subsidiary, or any other subsidiary of the Fund (the Subsidiary and any other subsidiary of the Fund are each referred to for purposes of this paragraph and the next as a “Subsidiary”) may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the distribution and/or service fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Investment Manager), which may include non- recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to any Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (k) fees and expenses billed directly to any Subsidiary for custody and fund administration services provided to such Subsidiary.

Notes to Consolidated Financial Statements (continued)

For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Investment Manager, the Investment Manager may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Investment Manager, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund and such Subsidiary.

ADMINISTRATION AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s and the Subsidiaries’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s and the Subsidiaries’ operations, including administration and shareholder services to the Fund and the Subsidiaries, the Fund’s Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s investors. Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such fund’s average daily net assets for this service. The Administrator has agreed to waive the portion of the administrative fee that the Administrator otherwise would have been entitled to receive from the Fund in an amount equal to the administrative fee paid to the Administrator by the Subsidiaries. For the period ended September 30, 2024, the Fund did not waive administrative fees as the Subsidiaries had not commenced investment operations.

DISTRIBUTION AGREEMENT:

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”) in which the Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to Class M Shares and Class I Shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class M Shares and Class I Shares and for maintenance and personal service provided to existing shareholders of those classes. The Plan authorizes payments to the Distributor of 0.85% and 0.25% annually of the average daily net assets attributable to Class M Shares and Class I Shares, respectively. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by Class M Shares and Class I Shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Shares of that class owned by clients of such broker, dealer or financial intermediary.

BOARD:

The Board provides supervision of the affairs of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and other trusts within the AMG Funds family of mutual funds. The Trustees of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3. PRIVATE INVESTMENTS

Private credit investments are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. During the period ended September 30, 2024, the Fund invested in private credit investment funds and private loans with issuers through a co-investment transaction.

Investment Fund investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private credit investments on behalf of the Investment Fund.

Notes to Consolidated Financial Statements (continued)

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of September 30, 2024:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life	Redemption frequency	Notice (In Days)	Redemption Restrictions

Private Debt(a)	$120,236,382	$15,636,135	4-10 years	N/A	N/A	N/A

(a) Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

Private loans purchased by the Fund may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations.

As of September 30, 2024, the Fund’s unfunded commitments consisted of the following:

Portfolio Company Name	Investment Type	Commitment Type	Unfunded Commitments

Franklin Madison	First Lien Senior Secured	Revolver	$269,542

Transcendia, Inc.	First Lien Senior Secured	Delayed Drawn Loan	134,780

WildBrain, Ltd.	First Lien Senior Secured	Revolver	207,169

Sequoia Financial Group	First Lien Senior Secured	Delayed Drawn Loan	7,826,087

			$8,437,577

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the period ended September 30, 2024 were $134,600,074 and $26,578, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

5. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

6. FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Under normal market conditions, the Fund expects to primarily invest directly or indirectly in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, may result in, among other things, supply chain disruptions, geopolitical risk and economic sanctions that can disrupt global economies and financial markets. Economic sanctions against a particular country or countries, organizations, entities and/or individuals (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with

Notes to Consolidated Financial Statements (continued)

Russia’s military action in Ukraine) may have significant implications around the world. The Fund is unable to predict the full impact that these events will have on the values and liquidity of the Fund and its underlying portfolio investments, and consequently, the Fund’s performance.

Shares in the Fund provide limited liquidity because the amount and timing of the Fund’s quarterly repurchases of Shares are subject to approval of the Fund’s Board. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

7. SUBSEQUENT EVENTS

Subsequent events after September 30, 2024, have been evaluated through the date at which the consolidated financial statements were issued and the Fund has determined that no material events or transactions occurred.

Other Tax Information (unaudited)

TAX INFORMATION

AMG Pantheon Credit Solutions Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Pantheon Credit Solutions Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2024, or if subsequently determined to be different, the net capital gains of such year.

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Approval of Investment Management Agreement with Respect to AMG Pantheon Credit Solutions Fund

At a meeting held via telephone and video conference on March 7, 2024,1 the Board of Trustees (the “Trustees”) of AMG Pantheon Credit Solutions Fund (the “Fund”), and separately a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”) within the meaning of the 1940 Act, voted to approve the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and the Fund (the “Investment Management Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the Investment Management Agreement.

In considering the Investment Management Agreement, the Trustees reviewed a variety of materials relating to the Fund and Pantheon, including fee and expense information for an appropriate peer group of similar funds (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Pantheon under the Investment Management Agreement. Because the Fund is newly created and has not yet begun operations, no comparative performance information for the Fund was provided. The Trustees, however, considered the performance of a private secondary debt fund managed by Pantheon and the two other funds that Pantheon advises in the AMG Funds Family of Funds (the “Existing Pantheon Funds”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with their independent legal counsel the legal standards applicable to their consideration of the Investment Management Agreement; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Pantheon under the Investment Management Agreement, the Trustees reviewed information relating to Pantheon’s operations and personnel. Among other things, the Trustees took into account information provided periodically throughout the previous year by Pantheon in meetings of the Boards of Directors of the Existing Pantheon Funds relating to Pantheon’s financial information, operations, management structure and personnel, the performance of its duties with respect to the Existing Pantheon Funds, the quality of the performance of Pantheon’s duties and the Trustees’ knowledge of Pantheon’s management team. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and the quality of the services rendered by Pantheon to the Existing Pantheon Funds and the expected services to be rendered by Pantheon to the Fund; (b) Pantheon’s investment philosophy, strategies and techniques in managing the Existing Pantheon Funds and the Fund; (c) the qualifications and experience of Pantheon’s personnel, including Pantheon’s knowledge of the private credit market; (d) Pantheon’s global footprint and range of investment products; and (e) Pantheon’s compliance program. The Trustees also took into account Pantheon’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered Pantheon’s risk management processes.

PERFORMANCE

Because the Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered the performance of a private secondary debt fund managed by Pantheon and the Existing Pantheon Funds, as well as the performance of the Fund’s Peer Group.

MANAGEMENT FEES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the reasonableness of the management fee payable by the Fund to Pantheon, the Trustees noted that the proposed fee was generally in line with the management fees of the funds in the Peer Group. The Trustees also took into consideration the performance-based incentive fee proposed to be paid by the Fund to the Pantheon in certain circumstances. The Trustees also noted that Pantheon intended to waive a portion of the Fund’s management fees payable to it for a period of one year following the Fund’s commencement of operations. The Trustees also noted that Pantheon had agreed to enter into an expense limitation and reimbursement agreement to limit total operating expenses of the Fund, exclusive of certain enumerated items, to the annual rate of 0.75%. The Trustees considered that the Fund’s expense limitation and reimbursement agreement would continue until such time that Pantheon ceases to be the investment manager of the Fund or upon mutual agreement between Pantheon and the Board. The Trustees compared the anticipated net expense ratios of the Fund to the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by Pantheon and the considerations noted above with respect to Pantheon, the Fund’s management fee and expenses are reasonable.

In considering the anticipated profitability of Pantheon with respect to the provision of advisory services to the Fund, although recognizing that profitability with respect to the Fund is speculative, the Trustees considered materials provided by Pantheon related to the Fund’s estimated profitability during its first year and at the time that the Fund reaches its anticipated scale. The Trustees also considered Pantheon’s organization, management and financial stability. Based on the foregoing, the Trustees concluded that the profitability to Pantheon is expected to be reasonable and, since the Fund does not currently have any assets, Pantheon is not realizing material benefits from economies of scale that would warrant adjustments to the management fee at this time. Also, with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees also considered potential revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as Investment Manager to the Fund), that Pantheon and its affiliates may receive from their relationship with the Fund and the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks.

* * * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; and (b) Pantheon maintains an appropriate compliance program.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement would be in the best interests of the Fund and its shareholders.

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

Accordingly, on March 7, 2024, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement.

[1] The Trustees determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Securities and Exchange Commission’s (“SEC”) exemptive order, which provides relief from the in-person voting requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), in certain circumstances (the “In-Person Relief”), was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the March 7, 2024 meeting that would otherwise require in-person votes under the 1940 Act. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

Approval of Investment Management Agreements with Respect to AMG Pantheon Credit Solutions Subsidiary Fund, LLC and AMG Pantheon Credit Solutions Lead Fund, LLC

At an in-person meeting held on June 13, 2024, the Board of Directors (the “Directors”) of each of AMG Pantheon Credit Solutions Subsidiary Fund, LLC and AMG Pantheon Credit Solutions Lead Fund, LLC (collectively, the “Funds”), and separately a majority of the Directors who are not “interested persons” of each Fund (“Independent Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), voted to approve the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and each Fund (collectively, the “Investment Management Agreements”). The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the Investment Management Agreements.

In considering the Investment Management Agreements, the Directors reviewed a variety of materials relating to the Funds and Pantheon provided to them in connection with the meeting on June 13, 2024 and other meetings of the Directors throughout the year. Because each Fund is newly created and has not yet begun operations, no comparative performance information for the Funds was provided. The Directors, however, considered information relating to the three funds that Pantheon advises in the AMG Funds Family of Funds that are registered under the 1940 Act (the “Existing Pantheon Funds”). Prior to voting, the Independent Directors: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with their independent legal counsel the legal standards applicable to their consideration of the Investment Management Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by Pantheon under the Investment Management Agreements, the Directors reviewed information relating to Pantheon’s operations and personnel. Among other things, the Directors took into account information provided periodically throughout the previous year by Pantheon in meetings of the Boards of Trustees/Directors of the Existing Pantheon Funds relating to Pantheon’s financial information, operations, management structure and personnel, the performance of its duties with respect to the Existing Pantheon Funds, the quality of the performance of Pantheon’s duties and the Directors’ knowledge of Pantheon’s management team. In the course of their deliberations regarding the Investment Management Agreements, the Directors evaluated, among other things: (a) the extent and the quality of the services rendered by Pantheon to the Existing Pantheon Funds and the expected services to be rendered by Pantheon to the Funds; (b) Pantheon’s investment philosophy, strategies and techniques in managing the Existing Pantheon Funds and the Funds; (c) the qualifications and experience of Pantheon’s personnel, including Pantheon’s knowledge of the private credit market; (d) Pantheon’s global footprint and range of investment products; and (e) Pantheon’s compliance program. The Directors also took into account Pantheon’s undertaking to maintain a contractual expense limitation for each Fund. The Directors also considered Pantheon’s risk management processes.

PERFORMANCE

Because the Funds have not yet commenced operations, the Directors noted that they could not draw any conclusions regarding the performance of the Funds. The Directors, however, considered that each Fund is a wholly-owned subsidiary of AMG Pantheon Credit Solutions Fund (the “Credit Solutions Fund”). The Directors noted that the Credit Solutions Fund commenced operations in the second quarter of 2024 and that they had reviewed its limited performance at their regular quarterly meeting held on June 13, 2024. The Directors also took into account the performance of the Existing Pantheon Funds other than the Credit Solutions Fund.

MANAGEMENT FEES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the reasonableness of the management fee payable by each Fund to Pantheon, the Directors noted that Pantheon has agreed to waive a portion of the investment management fee payable to it by the Credit Solutions Fund for its services to the Credit Solutions Fund in an amount equal to the management fee payable by each Fund, resulting in no incremental management fee payable to Pantheon as a result of the organization and operation of the Funds. The Directors also noted that Pantheon had agreed to enter into an expense limitation and reimbursement agreement to limit the aggregate total operating expenses of each Fund and the Credit Solutions Fund, exclusive of certain enumerated items, to the annual rate of 0.75%. The Directors considered that the Funds’ expense limitation and reimbursement agreement would continue until such time that Pantheon ceases to be the investment manager of the Credit Solutions Fund or upon mutual agreement between Pantheon and the Board of Trustees of the Credit Solutions Fund. The Directors concluded that, in light of the nature, extent and quality of the services to be provided by Pantheon and the considerations noted above with respect to Pantheon, each Fund’s management fee and expenses are reasonable.

In considering the anticipated profitability of Pantheon with respect to the provision of advisory services to each Fund, although recognizing that profitability with respect to each Fund is speculative, the Directors considered Pantheon’s organization, management and financial stability. The Directors also were provided, in advance of their June 13, 2024 annual contract renewal meeting, with the profitability of Pantheon with respect to the Existing Pantheon Funds other than the newly-organized Credit Solutions Fund. Based on the foregoing, the Directors concluded that the profitability to Pantheon is expected to be reasonable and, since the Funds do not currently have any assets, Pantheon is not realizing material benefits from economies of scale that would warrant adjustments to the management fee at this time. Also, with respect to economies of scale, the Directors noted that as each Fund’s assets increase over time, the Fund may realize other

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Directors also considered potential revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as Investment Manager to the Funds), that Pantheon and its affiliates may receive from their relationship with the Funds and the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks.

* * * * *

After consideration of the foregoing, the Directors reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreements; and (b) Pantheon maintains an appropriate compliance program.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of each Investment Management Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 13, 2024, the Directors, and separately a majority of the Independent Directors, voted to approve the Investment Management Agreement for each Fund.

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Important Information About This Report

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding the Fund’s proxy voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 800.548.4539; (ii) on the Fund’s website at wealth.amg.com; and (iii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit wealth.amg.com.

wealth.amg.com	093024 SAR091

(b) Not applicable.

Item 2. CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable for the semi-annual shareholder report.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for the semi-annual shareholder report.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable for the semi-annual shareholder report.

(b) Not applicable.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON CREDIT SOLUTIONS FUND

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 9, 2024

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	December 9, 2024